UBS PACESM Select Advisors Trust

UBS PACE Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class B, Class C, and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") and the Statement of Additional Information ("SAI"), each dated November 30, 2006

September 11, 2007

Dear Investor,

The purpose of this supplement is to update certain information regarding UBS PACE Alternative Strategies Investments.

A significant service you receive with UBS PACE Select Advisors Trust (the "Trust") is the ongoing review and due diligence by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") of the Trust's investment advisers. At the recommendation of UBS Global AM, the Trust's board of trustees has appointed Goldman Sachs Asset Management, L.P. ("GSAM") to serve as an investment advisor to the fund. GSAM assumed management responsibility with respect to a portion of the fund's portfolio effective September 11, 2007. Analytic Investors, Inc. and Wellington Management Company, LLP will also continue to manage portions of the fund's portfolio as allocated by UBS Global AM. GSAM and its investment strategies are described in greater detail below.

As a result of this change, the fund's prospectuses and SAI dated November 30, 2006 are hereby revised as follows:

The section captioned "Principal investment strategies" on page 89 of the Multi-Class Prospectus and on page 92 of the Class P Prospectus is revised by replacing the last sentence of the fourth full paragraph, and the fifth full paragraph, with the following:

UBS Global AM has selected Analytic Investors, Inc. ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management") and Goldman Sachs Asset Management, L.P. ("GSAM") to serve as the fund's investment advisors.

Analytic Investors, Wellington Management and GSAM employ the following portfolio management strategies:

•  Long/Short Global Equity Strategy, Index Option Strategy and Global Tactical Asset Allocation Strategy (Analytic Investors);

•  Diversified Total Return Strategy (Wellington Management); and

•  Global LIBOR Plus Strategy (GSAM).

ZS317

The following will be added after the fifth full paragraph on page 90 of the Multi-Class Prospectus and on page 93 of the Class P Prospectus:

Global LIBOR Plus strategy. GSAM will seek to employ a number of diverse investment strategies and will also seek to allocate capital tactically to the strategies which it believes will offer the best opportunities at a given point in time in a given market or sector. The portion of the fund managed by GSAM is expected to focus mainly on the global fixed income and currency markets, across various investment grade and sub-investment grade sectors. GSAM, in particular, may use certain techniques, through the use of financial derivative instruments, which may result in both net long and net short exposures in, amongst other things, interest rates, credit and currencies, and other permitted investments as part of its general investment policy, to generate returns and/or for hedging purposes. A "net short" or "net long" position reflects how a particular position is tied economically to changes in interest rates, credit risk valuation or relative valuation of different currencies.

GSAM is expected to invest its segment of the fund mainly in currencies, fixed income securities and financial derivative instruments. Fixed income securities may include, but are not limited to, government bonds, government agency bonds, supranational bonds, asset-backed securities, mortgage-backed securities, corporate bonds (including corporate high yield bonds) and emerging market debt. The fund may engage in derivative transactions including, but not limited to, swaps (including interest rate swaps, credit default swaps and total return swaps), futures contracts, options, foreign currency forward contracts as well as engaging in reverse repurchase agreements, and other transactions involving currency and interest rate hedging, security hedging or other strategies to manage risk relating to the fund's investments, to leverage the fund and to expose the fund to certain markets or securities.

The fund may hold cash or invest its cash balances at such times and in any instruments deemed appropriate by GSAM, including without limitation cash-equivalents and short-term investments, pending allocation of such capital to one or more investment strategies, in order to meet operational needs, for temporary defensive purposes, to maintain liquidity, to fund anticipated redemptions or expenses of the fund or otherwise in the discretion of GSAM. These investments may include money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers.

The following will be added as the ninth bullet point under the section captioned "Principal risks" on page 91 of the Multi-Class Prospectus and page 95 of the Class P Prospectus:

•  High yield securities risk—Lower-rated securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non-payment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

The section captioned "Investment advisors and portfolio managers" sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 126 of the Multi-Class Prospectus and page 125 of the Class P Prospectus is revised by replacing the first sentence in the first paragraph in its entirety with the following:

Analytic Investors, Inc. ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management") and Goldman Sachs Asset Management, L.P. ("GSAM") serve as investment advisors for UBS

PACE Alternative Strategies Investments. Analytic Investors has offices at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071.

The following will be added after the final paragraph on page 127 of the Multi-Class Prospectus and after the second full paragraph on page 126 of the Class P Prospectus:

Goldman Sachs Asset Management, L.P. ("GSAM") is located at 32 Old Slip, 17th Floor, New York, NY 10005. As of June 30, 2007, GSAM, including its investment advisory affiliates, had approximately $701.1 billion in assets under management. GSAM primarily advises mutual funds, pension plans, corporations, governments, financial institutions, endowments and foundations. GSAM has served as an investment advisor to the fund since September 2007.

GSAM uses a team approach in its investment management decisions. GSAM's US and Global Fixed Income Team is led by Jonathan Beinner and Thomas Kenny and consists of over 130 professionals in 12 regional teams throughout the world. Along with Messrs. Beinner and Kenny, James Clark and Christopher Sullivan, the primary portfolio managers for the GSAM segment of the fund, are jointly and primarily responsible for the day-to-day management of that segment. While GSAM is ultimately responsible for managing its segment of the fund, it is also able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain fund securities.

Jonathan Beinner is the Chief Investment Officer and Co-Head of US and Global Fixed Income at GSAM. He is a member of the Investment Management Division's operating group. Jonathan joined GSAM in 1990, and is responsible for overseeing over $200 billion in fixed income assets—including multi-sector portfolios, single-sector portfolios, and fixed income hedge funds. Jonathan is also responsible for overseeing GSAM's over $150 billion in money market assets. He was named a managing director in 1997 and a partner in 2004.

Thomas Kenny is Co-Head of GSAM's Global Cash and Fixed Income Portfolio team, which is responsible for managing assets in excess of $370 billion across cash, traditional, and alternative fixed income strategies with teams in London, Tokyo, and New York. Prior to taking on this role, he was Head of the Municipal Bond Portfolio Management team that is responsible for over $25 billion in assets. He joined the firm in 1999 after spending over 13 years with the Franklin Templeton Group of Funds where, most recently, he was Executive Vice President and the Director of the Municipal Bond Department, responsible for assets under management in excess of $50 billion.

James Clark is a senior portfolio manager and co-head of the US Fixed Income Group. Prior to this, he headed the portfolio management group specializing in mortgage-backed and asset-backed securities. He joined GSAM in 1994 and became a managing director in 2001 and a partner in 2006. Prior to joining the firm, he worked as an investment manager in the mortgage-backed securities group at the Travelers Insurance Co. Prior to that, he was a quantitative analyst in the economic research department with the Federal Reserve Bank in Boston.

Christopher Sullivan, CFA, is a senior portfolio manager and Co-Head of the U.S. Fixed Income Group. As a member of the Investment Strategy Team, he contributes to overall portfolio strategy and portfolio construction. Additionally, he is responsible for communicating portfolio views with clients and for overall development of new fixed income products for the US client base. Chris joined GSAM in 2001 from Pacific Investment Management Company where he had been a senior member of their account management group since 1997. Previously, he had been associated with Hawaiian Trust Company as an equity portfolio manager and prior to that at Dimensional Fund Advisors as a fixed income portfolio manager. Chris began his investment career at Dimensional in 1988.

The section captioned "The funds and their investment policies" sub-headed "UBS PACE Alternative Strategies Investments" on page 15 of the SAI is revised by replacing the second sentence of the first paragraph in its entirety with the following:

Analytic Investors, Inc. ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management") and Goldman Sachs Asset Management, L.P. ("GSAM") serve as the fund's investment advisors.

The following will be added as the second full paragraph on page 16 of the SAI:

GSAM primarily employs a Global LIBOR Plus strategy as described in the prospectus.

The section captioned "Investment advisory arrangements" sub-headed "UBS PACE Alternative Strategies Investments" on page 94 of the SAI is revised by replacing the first paragraph in its entirety with the following:

Under the current Advisory Agreements for this fund with Analytic Investors, Inc. ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management") and Goldman Sachs Asset Management, L.P. ("GSAM"), UBS Global AM (not the fund) pays Analytic Investors a fee of 0.75% of the fund's average daily net assets for the first $200 million, 0.70% of the fund's average daily net assets for the next $200 million and 0.65% of the fund's average daily net assets over $400 million that it manages; Wellington Management a fee of 0.750% of the fund's average daily net assets for the first $200 million and 0.725% of the fund's average daily net assets over $200 million that it manages; and GSAM a fee of 0.80% of the fund's average daily net assets for the first $300 million, 0.75% of the fund's average daily net assets for the next $200 million and 0.70% of the fund's average daily net assets over $500 million that it manages. UBS PACE Alternative Strategies Investments commenced operations on April 3, 2006. For the period April 3, 2006 through July 31, 2006, UBS Global AM paid or accrued aggregate investment advisory fees to Analytic Investors and Wellington Management totaling $125,092. GSAM was not yet serving as an investment advisor to the fund, and thus UBS Global AM did not pay or accrue investment advisory fees to GSAM during that period.

The following will be added as the second full paragraph on page 95 of the SAI:

GSAM is organized as a limited partnership and is a subsidiary of the Goldman Sachs Group, Inc., which was founded in 1869 and is one of the oldest and largest investment banking firms in the United States.

The heading "UBS PACE Alternative Strategies Investments—Analytic Investors, Inc. and Wellington Management Company, LLP" in the "Proxy voting policies and procedures" section on page 138 of the SAI is deleted in its entirety and replaced with the following:

UBS PACE Alternative Strategies Investments—Analytic Investors, Inc., Wellington Management Company, LLP and Goldman Sachs Asset Management, L.P.

The section captioned "Proxy voting policies and procedures" is revised by adding the following after the fifth full paragraph on page 140 of the SAI:

Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management, L.P. ("GSAM") has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which GSAM has voting discretion, including its segment of the fund. Under the Policy, GSAM's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide GSAM in voting proxies, and not necessarily in making investment decisions. Senior management of GSAM will periodically review the Policy to ensure that it continues to be consistent with GSAM's guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, GSAM follows the standard proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is GSAM's policy generally to follow the Guidelines and recommendations from ISS, GSAM's portfolio management team ("Portfolio Management Team") retains the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Team is also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting GSAM in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by GSAM to determine whether they are consistent with GSAM's guiding principles. ISS also assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS.

GSAM has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include GSAM's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between GSAM and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the fund's managers based on their assessment of the particular transactions or other matters at issue.

The heading "UBS PACE Alternative Strategies Investments—Analytic Investors, Inc. and Wellington Management Company, LLP" in the "Portfolio managers" section on page 185 of the SAI is deleted in its entirety and replaced with the following:

UBS PACE Alternative Strategies Investments—Analytic Investors, Inc., Wellington Management Company, LLP and Goldman Sachs Asset Management, L.P.

The following will be added after the second full paragraph on page 190 of the SAI:

Goldman Sachs Asset Management, L.P.
Goldman Sachs Asset Management, L.P. ("GSAM") uses a team approach in managing its portion of the fund's portfolio. Jonathan Beinner, Thomas Kenny, James Clark and Christopher Sullivan oversee the team regarding the management of GSAM's segment.

The following table provides information related to other accounts managed by GSAM's portfolio managers responsible for the day-to-day management of a portion of the fund as of March 31, 2007:

Jonathan Beinner:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed*	31	60	1718
Number of Accounts Managed With Performance-Based Advisory Fees	0	15	50
Assets Managed (in millions)	$26,361	$26,873	$141,596
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$7,738	$19,669

Thomas Kenny:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed*	31	60	1718
Number of Accounts Managed With Performance-Based Advisory Fees	0	15	50
Assets Managed (in millions)	$26,361	$26,873	$141,596
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$7,738	$19,669

James B. Clark:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed*	14	25	247
Number of Accounts Managed With Performance-Based Advisory Fees	0	7	4
Assets Managed (in millions)	$7,456	$11,794	$55,837
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$5,900	$2,164

Christopher Sullivan:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed*	14	25	247
Number of Accounts Managed With Performance-Based Advisory Fees	0	7	4
Assets Managed (in millions)	$7,456	$11,794	$55,837
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$5,900	$2,164

*  Includes accounts which participate in the sector managed by GSAM's portfolio managers.

Potential conflicts of interest. Goldman Sachs Asset Management, L.P.'s ("GSAM") portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the GSAM portion of the fund and may also have a performance-based fee. The side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Compensation. GSAM and its US and Global Fixed Income Team's compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance; the US and Global Fixed Income Team's total revenues for the past year which is derived from advisory fees and for certain accounts performance based fees; his or her contribution to the overall performance of the strategy; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the US and Global Fixed Income Team are also considered when the amount of performance bonus is determined: (1) whether the Team's performance exceeded a performance benchmark over one-year and three-year periods; (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the Team performed consistently with objectives and client commitments; (4) whether the Team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Ownership of fund. As of June 30, 2007, neither Jonathan Beinner, Thomas Kenny, James Clark nor Christopher Sullivan owned shares of the fund.